                                                                    EXHIBIT 10.3
                             EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT, dated this 18th day of November 1999, between ebaseOne Corporation, a Delaware corporation, currently having its principal place of business at 6060 Richmond Avenue, Houston, Texas 77057 (the "Company"), and Michael A. Sooley (the "Executive") an individual currently residing in
Houston, Texas.   The Company and the Executive may be referred to collectively as the "Parties."

     WHEREAS, the Company desires to employ Executive and Executive desires to be employed by the Company, as Chief Technology Officer.

     WHEREAS, the Executive is willing to enter into an agreement with the Company upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1. Term of Agreement. Subject to the terms and conditions hereof, the term of employment of the Executive under this Employment Agreement shall be for the period commencing on the date hereof (the "Commencement Date") and terminating on December 31, 2002, unless sooner terminated as provided in accordance with the provisions of Section 5 hereof. (Such term of employment is herein sometimes called the "Employment Term.")

2. Employment. As of the Commencement Date, the Company hereby agrees to employ the Executive as Chief Technology Officer of the Company, and the Executive hereby accepts such employment and agrees to perform his duties and responsibilities hereunder in accordance with the terms and conditions hereinafter set forth.

3.  Duties and Responsibilities.

(a) Duties. Executive shall perform such duties as are usually performed by a Chief Technology Officer of a business similar in size and scope as the Company and such other reasonable additional duties as may be prescribed from time-to-time by the Company's board of directors which are reasonable and consistent with the Company's operations, taking into account Executive's expertise and job responsibilities. This agreement shall survive any job title or responsibility change agreed to by Executive. Executive shall report directly to the Chief Executive Officer of the Company regarding implementation of all business matters. All actions of Executive shall be subject and subordinate to the review and approval of the board of directors. No other person or group shall be given authority to supervise or direct Executive in the performance of his duties. The board of directors shall be the final and exclusive arbiter of all policy decisions relative to the Company's business.

(b) Devotion of Time. During the term of this agreement, Executive agrees to devote sufficient time and attention during normal business hours to the business and affairs of the company to the extent necessary to discharge the responsibilities assigned to Executive and to use reasonable best efforts to perform faithfully and efficiently such responsibilities.


4.  Compensation and Benefits During the Employment Term:

(a) Base Compensation. The Executive's base compensation from the Commencement Date through December 31, 2000, shall be at the rate of $11,250.00 per month, payable in regular semi-monthly installments in accordance with the Company's practice for its executives, less applicable withholding for income and employment taxes as required by law and other deductions as to which the Executive shall agree. Such base compensation shall be subject to increases as and when determined by the Company's board of directors in its sole discretion. In addition, beginning in 2000 and continuing for the term of this agreement the company agrees to pay the Executive a monthly car allowance of $1,000 per month.

(b) Bonus Compensation. In addition to the Executive's base compensation, Executive will be entitled to a performance bonus up to 75% of base salary for 2000. Performance criteria for said bonus will be determined before January 31, 2000 by the board of directors, as recommended by the Chief Executive Officer. Bonus amounts and performance criteria for additional years under this agreement shall also be determined by the board of directors, as recommended by the Chief Executive Officer.

(c) Warrants. The Executive will be entitled to receive five year warrants to purchase an aggregate 1,000,000 shares of Company common stock having the terms set forth in the warrant agreements attached hereto as Exhibit "A."

(d) Expense Reimbursement. The Executive shall be entitled to reimbursement of all reasonable, ordinary and necessary business related expenses incurred by him in the course of his duties and upon compliance with the Company's procedures.

(e) Participation in Employee Benefit Plans. Executive shall be entitled to participate, subject to eligibility and other terms generally established by the Company's board or directors, in any employee benefit plan [including but not limited to life insurance plans, stock option plans, group hospitalization, hearth, dental care (which health insurance shall also cover Executive's dependents) profit sharing, pension and other benefit plans], as may be adopted or amended by the Company from time-to-time.

5. Termination. Subject to the notice and other provisions of this Section 5, the Company shall have the right to terminate the Executive's employment with the Company, and the Executive shall have the right to resign from such employment, at any time and for no stated reason.

(a) Disability. The Company shall have the right to terminate the employment of the Executive under this Agreement for disability in the event Executive suffers an injury, illness or incapacity as defined in the Company's Long Term Disability Insurance Policy in effect as of the date hereof for a period of more than six (6) months provided that during such six month period the Company shall have given at least ten (10) days written notice of termination;

     provided further, however, that if the Executive is eligible to receive disability payments pursuant to a disability policy paid for by the Company, the Executive shall assign such benefits to the Company for all periods as to which he is receiving full payment under this agreement. If Executive is determined to be disabled, as defined within the Americans with Disabilities Act, the Company will make reasonable accommodations, including but not limited to the following: (i) job restructuring; (ii) modification of work schedules, (iii) job reassignments, (iv) acquisition of devices to help accommodate an individual with a disability; and (v) use of interpreters or other support personnel for an individual with a disability.

(b)  Death.  This agreement shall terminate upon the death of Executive.

(c) With Cause. The Company may terminate this agreement effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) if any of the following shall occur:

     (1) any material breach of Executive's obligations of this Agreement, not cured after ten (10) days notice from the board of directors;

     (2) Executive's gross negligence in the performance of his duties hereunder;

     (3) any material acts or events which may inhibit Executive from fully performing his or her responsibilities to the Company in good faith, and upon which the board of directors in the exercise of its reasonable judgment, determines that the Executive has committed any of the following: (w) a felony criminal conviction; (x) any other criminal conviction involving Executive's lack of honesty or moral turpitude; (y) drug or alcohol abuse; or (z) acts of dishonesty, gross carelessness or gross misconduct.

     In the event Executive's employment with the Company is terminated pursuant to items 5(a), (b) or (c), Executive or his beneficiary shall be entitled to receive all base compensation earned by Executive up to the date of termination, all unreimbursed expenses, and any bonus earned in respect of a prior year and not yet paid. For a termination by the Company without good cause, Executive shall be entitled to receive the greater of (i) the remaining base salary at the then base salary rate for the remainder of the Employment Term or (ii) the base salary rate for the period of six months, and all unreimbursed expenses, any bonus earned in respect of a prior year and not yet paid, and the pro rata portion of any bonus for the current year.

6. Revealing of Trade Secrets, etc. Executive acknowledges the interest of the Company in maintaining the confidentiality of information related to its business and shall not at any time during the Employment Term or thereafter, directly or indirectly, reveal or cause to be revealed to any person or entity the supplier lists, customer lists or other confidential business information of the Company; provided, however, that the parties acknowledge that it is not the intention of this paragraph to include within its subject matter (a) information not proprietary to the Company, (b) information which is then in the public domain, or (c) information required to be disclosed by law, subject to conditions in paragraph 8.

7. Arbitration. If a dispute should arise regarding this agreement, all claims, disputes, controversies, differences or other matters in question arising out of this relationship shall be settled finally, completely and conclusively by arbitration of a single arbitrator in Houston, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). Arbitration shall be initiated by written demand. This agreement to arbitrate shall be specifically enforceable only in the District Court of Harris County, Texas. A decision of the arbitrator shall be final, conclusive and binding on the Company and the Executive, and judgement may be entered in the District Court of Harris County, Texas, for enforcement and other benefits. On appointment, the arbitrator shall then proceed to decide the arbitration subjects in accordance with the Rules. Any arbitration held in accordance with this paragraph shall be private and confidential and no person shall be entitled to attend the hearings except the arbitrator, Executive, Executive's attorneys, and an designated representatives of the Company and their respective attorneys. The matters submitted for arbitration, the hearings and proceedings and the arbitration award shall be kept and maintained in strictest confidence by Executive and the Company and shall not be discussed, disclosed or communicated to any persons. On request of any party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrator and any judgement enforcing an award. The prevailing party shall be entitled to recover reasonable and necessary attorneys' fees and costs from the non-prevailing party.

8. Confidentiality. In the course of the performance of Executive's duties hereunder, Executive recognizes and acknowledges that Executive may have access to certain confidential and proprietary information of Employer or any of its affiliates. Without the prior written consent of Employer, Executive shall not disclose any such confidential or proprietary information to any person or firm, corporation, association, or other entity for any reason or purpose whatsoever, and shall not use such information, directly or indirectly, for Executive's own behalf or on behalf of any other party. Executive agrees and affirms that all such information is the sole property of Employer and that at the termination and/or expiration of this Agreement, at Employer's written request, Executive shall promptly return to Employer any and all such information so requested by Employer.

(a) The provisions of this Section 8 shall not, however, prohibit Executive from disclosing to others or using in any manner information that:

     (i) has been published or has become part of the public domain other than by acts, omissions or fault of Executive;

     (ii) has been furnished or made known to Executive by third parties (other than those acting directly or indirectly for or on behalf of Executive) as a matter of legal right without restriction on its use or disclosure;

     (iii) was in the possession of Executive prior to obtaining such information from Employer in connection with the performance of this Agreement; or

     (iv)  is required to be disclosed by law.

9.   Covenants Not to Compete.

(a) Executive's Acknowledgment. Executive agrees and acknowledges that in order to assure the Company that it will retain its value as a going concern, it is necessary that Executive undertake not to utilize his special knowledge of the business and his relationships with customers and suppliers to compete with the Company. Executive further acknowledges that:

     (i)   the Company is and will be engaged in the business;

     (ii) Executive will occupy a position of trust and confidence with the Company prior to the date of this agreement and, during such period and Executive's employment under this agreement, Executive has, and will become familiar with the Company's trade secrets and with other proprietary and confidential information concerning the Company;

     (iii) the agreements and covenants contained in this Section 9 are essential to protect the Company and the goodwill of the business; and

     (iv) Executive's employment with the Company has special, unique and extraordinary value to the Company and the Company would be irreparably damaged if Executive were to provide services to any person or entity in violation of the provisions of this agreement.

(b) Competitive Activities. Executive hereby agrees that for a period commencing on the date hereof and ending one year following the later of
     (i) termination of Executive's employment with the Company for whatever reason, and (ii) the conclusion of the period, if any, during which the Company is making payments to Executive, he will not, directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or entity), or otherwise assist any person or entity (other than the Company) that engages in or owns, invests in, operates, manages or controls any venture or enterprise that directly or indirectly engages or proposes in engage in the business of the manufacturing, distribution or sale of (i) products manufactured, distributed, sold or licensed by the Company or services provided by the Company at the time of termination or (ii) products or services proposed at the time of such termination to be manufactured, distributed, sold, licensed or provided by the Company within the United States (the "Territory"); provided, however, that nothing contained herein shall be construed to prevent Executive from investing in the stock of any competing corporation listed on a national securities exchange or traded in the over-the-counter market, but only if Executive is not involved in the business of said corporation and if Executive and his associates (as such term is defined in Regulation 14(A) promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof), collectively, do not own more than an aggregate of two percent of the stock of such corporation. With respect to the Territory, Executive specifically acknowledges that the Company has conducted the business throughout those areas comprising the Territory and the Company intends to continue to expand the business throughout the Territory.

(c) Blue Pencil. If an arbitrator shall at any time deem the terms of this agreement or any restrictive covenant too lengthy or the Territory too extensive, the other provisions of this Section 8 shall nevertheless stand, the restrictive period shall be deemed to be the longest period permissible by law under the circumstances and the Territory shall be deemed to comprise the largest territory permissible by law under the circumstances. The arbitrator in each case shall reduce the restricted period and/or the Territory to permissible duration or size.

10. Opportunities. During his employment with the Company, and for one year thereafter, Executive shall not take any action which might divert from the Company any opportunity learned about by him during his employment with the Company (including without limitation during the Employment Term) which would be within the scope of any of the businesses then engaged in or planned to be engaged in by the Company.

11. Survival. In the even that this Agreement shall be terminated, then notwithstanding such termination, the obligations of Executive pursuant to Sections 6,7,8 9, and 10 of this agreement shall survive such termination.

12. Contents of Agreement, Parties in Interest, Assignment, etc. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive hereunder which are of a personal nature shall neither be assigned nor transferred in whole or in part by Executive. This Agreement shall not be amended except by a written instrument duly executed by the parties.

13. Severability. If any term or provision of this Agreement shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein.

14. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

     IF TO THE COMPANY ADDRESSED TO:

     Charles W. Skamser
     ebaseOne Corporation
     6060 Richmond Avenue
     Houston, Texas 77057

     WITH A COPY TO:

     Thomas C. Pritchard
     Brewer & Pritchard, P.C.
     1111 Bagby, Suite 2450
     Houston, Texas 77002

     IF TO EXECUTIVE ADDRESSED TO:

     Michael A. Sooley
     107 S. Meadowmist Circle
     The Woodlands, Texas  77387

or to such other address as the one party shall specify to the other party in writing.

15. Counterparts and Headings. This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

16. Termination of Prior Agreement. The Parties hereby agree that the Consulting Agreement entered into between the Parties in May 1999 shall be terminated as of November 16, 1999.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                              EBASEONE CORPORATION


                              By: //S// Charles Skamser
                                 ----------------------------------
                              Director and Chief Executive Officer

                              EXECUTIVE


                              By: //S//Michael A. Sooley
                               ----------------------------------

                                    WARRANT


     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 ("ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

              WARRANT TO PURCHASE 250,000 SHARES OF COMMON STOCK

                             EBASEONE CORPORATION
                           (a Delaware corporation)
                           6060 Richmond, Suite 190
                             Houston, Texas 77057

                    Not Transferable or Exercisable Except
                       upon Conditions Herein Specified

     EBASEONE CORPORATION, a Delaware corporation ("Company"), hereby certifies that Michael A. Sooley, his registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received in consideration for services rendered to the Company, the receipt of which is acknowledged, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.001 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in
Section 1(b) below ("Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

     1.   Exercise of Warrants.
          --------------------

          (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

          (b) This Warrant may be exercised at a price of $2.37 per share and become exercisable as the underlying Shares vest (in the manner as set forth in (d) below). The Warrant shall expire upon the close of business November 22, 2004.

          (c) The Warrant Price shall be payable at the time of exercise. The Warrant Price may be paid in cash (by check) or by: (i) surrender of shares of Common Stock of the Company already owned by the Executive, having a Market Price (as defined below) equal to the exercise price of the warrant; (ii) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Holder and an NASD Dealer whereby the Holder irrevocably elects to exercise the Warrant and to pledge the Shares so purchased to the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iv) upon surrender of the Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of Shares computed using the following formula:

          X = Y (A-B)/A

where: X = the number of Shares to be issued to Holder (not to exceed the number of Shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 6 of this Warrant Agreement).

          Y = the number of Shares for which the Warrant is being exercised.

          A = the Market Price of one Share (for purposes of this Section 1(c)), the "Market Price" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).

          B = the Exercise Price.

or (v) by any combination of the foregoing.

     (d) The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares in as nearly equal as possible monthly installments over a 24-month period, so long as Holder remains employed by the Company. In the event Holder ceases to be an employee of the Company, for any reason, all unvested Shares underlying the Warrants shall immediately be canceled, and the Warrants will entitle Holder to purchase only those Shares that have vested prior to the date he ceased to be employed by the Company. In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          1. A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity [including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934 ("1934 Act")]. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          2. A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          3. A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          4. Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          5. During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          6. A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     2.   Exchange and Transfer of Warrant.
          --------------------------------

          At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant (a) may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, but (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company.

     3.   Rights and Obligations of Warrant Holder.
          ----------------------------------------

          (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate
              -----------------
representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

          (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any
                                -----------------
date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

     4.   Shares Underlying Warrants.
          --------------------------

     The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp taxes, liens and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

     5.   Disposition of Warrants or Shares.
          ---------------------------------

          (a) The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 ("Act") or applicable state securities laws ("State Acts") and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of an opinion of counsel favorable to the Company or its counsel or submission to the Company of such evidence as may be satisfactory to the Company or its counsel, in each such case, to the effect that any such transfer shall not be in violation of the Act or the State Acts. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate. The Holder acknowledges that the Company has not granted any registration rights hereunder.

          (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

          "The securities represented by this certificate have not been registered under either the Securities Act of 1933 ("Act") or the securities laws of any state ("State Acts"). Such securities shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) at any time whatsoever except upon registration or upon delivery to the Company of an opinion of its counsel satisfactory to the Company or its counsel that registration is not required for such transfer or the submission of such other evidence as may be satisfactory to the Company or its counsel to the effect that any such transfer shall not be in violation of the Act, State Acts or any rule or regulation promulgated thereunder."

     6.   Adjustments.
          -----------

          The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

          (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the exercise price shall be adjusted in accordance with (b) below.

          (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the exercise price then in effect (to the nearest whole cent) as follows:

               i) in the event such adjustment is caused by stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the exercise price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

               ii) in the event such adjustment is caused by a combination of shares of Common Stock, the exercise price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

          (c) Upon each adjustment of the exercise price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the exercise price shall thereafter evidence the right to purchase, at the adjusted exercise price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the exercise price in effect prior to adjustment of the exercise price and (ii) dividing the product so obtained by the exercise price in effect after such adjustment of the exercise price.

     7.   Loss or Destruction.
          -------------------

          Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     8.   Survival.
          --------

          The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

     9.   Notices.
          -------

          Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.


                              EBASEONE CORPORATION


                              By: //s// Charles Skamser
                                  --------------------------------------
                                  Charles Skamser, President

                                  Dated: November, ____ 1999



                              HOLDER:
                              ------


                              By: //s// Michael A. Sooley
                                  --------------------------------------
                                  Michael A. Sooley

                                  Dated: November 22, 1999

                                    WARRANT

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 ("ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

              WARRANT TO PURCHASE 250,000 SHARES OF COMMON STOCK

                             EBASEONE CORPORATION
                           (a Delaware corporation)
                           6060 Richmond, Suite 190
                             Houston, Texas 77057

                    Not Transferable or Exercisable Except
                       upon Conditions Herein Specified

     EBASEONE CORPORATION, a Delaware corporation ("Company"), hereby certifies that Michael A. Sooley, his registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received in consideration for services rendered to the Company, the receipt of which is acknowledged, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.001 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in
Section 1(b) below ("Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

     1.   Exercise of Warrants.
          --------------------

          (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

     (b) This Warrant may be exercised at a price of $2.50 per share and become exercisable as the underlying Shares vest (in the manner as set forth in (d) below). The Warrant shall expire upon the close of business November 22, 2004.

     (c) The Warrant Price shall be payable at the time of exercise. The Warrant Price may be paid in cash (by check) or by: (i) surrender of shares of Common Stock of the Company already owned by the Executive, having a Market Price (as defined below) equal to the exercise price of the warrant; (ii) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Holder and an NASD Dealer whereby the Holder irrevocably elects to exercise the Warrant and to pledge the Shares so purchased to the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iv) upon surrender of the Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of Shares computed using the following formula:

          X = Y (A-B)/A

where: X = the number of Shares to be issued to Holder (not to exceed the number of Shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 6 of this Warrant Agreement).

          Y = the number of Shares for which the Warrant is being exercised.

          A = the Market Price of one Share (for purposes of this Section 1(c)), the "Market Price" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).

          B = the Exercise Price.

or (v) by any combination of the foregoing.

     (d) The Shares underlying the Warrants are exercisable upon the earlier of the vesting contingencies as set forth below. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares at any time upon the earlier of the following to occur: (i) the date on which the last sales price of the Company's common stock as reported by the Nasdaq Stock Market, or if not reported on the Nasdaq Stock Market, a stock exchange, or the over-the-counter market, exceeds $10.00 per share for at least 30 consecutive trading days commencing on July 1, 2000, or (ii) if the Company obtains net revenues of $12,000,000 for the 12 months ending December 31, 2000, as determined by the Company's independent auditors, or (iii) if the Company obtains net revenues of $50,000,000 for the 12 months ending December 31, 2001, as determined by the Company's independent auditors. In the event the Company is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, ("1934 Act") then determination of whether the Company has met items (ii) or
(iii) shall be made upon the filing of the Company's 12 month financial statements with the Securities and Exchange Commission. If the Company is not reporting pursuant to the 1934 Act, the determination shall be made within 45 days of December 31.

     In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          1. A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity [including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934 ("1934 Act")]. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          2. A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          3. A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          4. Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          5. During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          6. A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.


     2.   Exchange and Transfer of Warrant.
          --------------------------------

          At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant (a) may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, but (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company.

     3.   Rights and Obligations of Warrant Holder.
          ----------------------------------------

          (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate
              -----------------
representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the

Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

          (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the
                 -----------------
stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

     4.   Shares Underlying Warrants.
          --------------------------

     The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp taxes, liens and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

     5.   Disposition of Warrants or Shares.
          ---------------------------------

          (a) The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 ("Act") or applicable state securities laws ("State Acts") and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of an opinion of counsel favorable to the Company or its counsel or submission to the Company of such evidence as may be satisfactory to the Company or its counsel, in each such case, to the effect that any such transfer shall not be in violation of the Act or the State Acts. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate. The Holder acknowledges that the Company has not granted any registration rights hereunder.

          (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

          "The securities represented by this certificate have not been registered under either the Securities Act of 1933 ("Act") or the securities laws of any state ("State Acts"). Such securities shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) at any time whatsoever except upon registration or upon delivery to the Company of an opinion of its counsel satisfactory to the Company or its counsel that registration is not required for such transfer or the submission of such other evidence as may be satisfactory to the Company or its counsel to the effect that any such transfer shall not be in violation of the Act, State Acts or any rule or regulation promulgated thereunder."

     6.   Adjustments.
          -----------

          The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

          (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the exercise price shall be adjusted in accordance with (b) below.

          (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the exercise price then in effect (to the nearest whole cent) as follows:

               i) in the event such adjustment is caused by stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the exercise price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

               ii) in the event such adjustment is caused by a combination of shares of Common Stock, the exercise price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

          (c) Upon each adjustment of the exercise price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the exercise price shall thereafter evidence the right to purchase, at the adjusted exercise price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the exercise price in effect prior to adjustment of the exercise price and (ii) dividing the product so obtained by the exercise price in effect after such adjustment of the exercise price.

     7.   Loss or Destruction.
          -------------------

          Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     8.   Survival.
          --------

          The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

     9.   Notices.
          -------

          Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

                              EBASEONE CORPORATION

                              By: /s/ Charles Skamser
                                  --------------------------------------
                                  Charles Skamser, President
                                  Dated: November, ____ 1999

                              HOLDER:
                              ------

                              By: /s/ Michael A. Sooley
                                  --------------------------------------
                                  Michael A. Sooley
                                  Dated: November 22, 1999

                                    WARRANT


     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 ("ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

              WARRANT TO PURCHASE 250,000 SHARES OF COMMON STOCK

                             EBASEONE CORPORATION
                           (a Delaware corporation)
                           6060 Richmond, Suite 190
                             Houston, Texas 77057

                    Not Transferable or Exercisable Except
                       upon Conditions Herein Specified

     EBASEONE CORPORATION, a Delaware corporation ("Company"), hereby certifies that Michael A. Sooley, his registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received in consideration for services rendered to the Company, the receipt of which is acknowledged, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.001 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in
Section 1(b) below ("Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

     1.  Exercise of Warrants.
         --------------------

         (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

          (b) This Warrant may be exercised at a price of $2.75 per share and become exercisable as the underlying Shares vest (in the manner as set forth in (d) below). The Warrant shall expire upon the close of business November 22, 2004.

          (c) The Warrant Price shall be payable at the time of exercise. The Warrant Price may be paid in cash (by check) or by: (i) surrender of shares of Common Stock of the Company already owned by the Executive, having a Market Price (as defined below) equal to the exercise price of the Warrant; (ii) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Holder and an NASD Dealer whereby the Holder irrevocably elects to exercise the Warrant and to pledge the Shares so purchased to the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iv) upon surrender of the Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of Shares computed using the following formula:

          X = Y (A-B)/A

where: X = the number of Shares to be issued to Holder (not to exceed the number of Shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 6 of this Warrant Agreement).

          Y = the number of Shares for which the Warrant is being exercised.

          A = the Market Price of one Share (for purposes of this Section 1(c)), the "Market Price" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).

          B = the Exercise Price.

or (v) by any combination of the foregoing.

          (d) The Shares underlying the Warrants are exercisable upon the earlier of the vesting contingencies as set forth below. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares at any time upon the earlier of the following to occur: (i) the date on which the last sales price of the Company's common stock as reported by the Nasdaq Stock Market, or if not reported on the Nasdaq Stock Market, a stock exchange, or the over-the-counter market, exceeds $10.00 per share for at least 30 consecutive trading days commencing on July 1, 2000, or (ii) if the Company obtains net revenues of $12,000,000 for the 12 months ending December 31, 2000, as determined by the Company's independent auditors, or (iii) if the Company obtains net revenues of $50,000,000 for the 12 months ending December 31, 2001, as determined by the Company's independent auditors. In the event the Company is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, ("1934 Act") then determination of whether the Company has met items (ii) or
(iii) shall be made upon the filing of the Company's 12 month financial statements with the Securities and Exchange Commission. If the Company is not reporting pursuant to the 1934 Act, the determination shall be made within 45 days of December 31.

     In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          1. A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity [including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934 ("1934 Act")]. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          2. A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          3. A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          4. Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          5. During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          6. A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.


     2.   Exchange and Transfer of Warrant.
          --------------------------------

          At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant (a) may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, but (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company.

     3.   Rights and Obligations of Warrant Holder.
          ----------------------------------------

          (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate
              -----------------
representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the

Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

          (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the
                 -----------------
stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

     4.   Shares Underlying Warrants.
          --------------------------

     The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp taxes, liens and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

     5.   Disposition of Warrants or Shares.
          ---------------------------------

          (a) The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 ("Act") or applicable state securities laws ("State Acts") and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of an opinion of counsel favorable to the Company or its counsel or submission to the Company of such evidence as may be satisfactory to the Company or its counsel, in each such case, to the effect that any such transfer shall not be in violation of the Act or the State Acts. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate. The Holder acknowledges that the Company has not granted any registration rights hereunder.

          (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

          "The securities represented by this certificate have not been registered under either the Securities Act of 1933 ("Act") or the securities laws of any state ("State Acts"). Such securities shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) at any time whatsoever except upon registration or upon delivery to the Company of an opinion of its counsel satisfactory to the Company or its counsel that registration is not required for such transfer or the submission of such other evidence as may be satisfactory to the Company or its counsel to the effect that any such transfer shall not be in violation of the Act, State Acts or any rule or regulation promulgated thereunder."

     6.   Adjustments.
          -----------

          The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

          (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the exercise price shall be adjusted in accordance with (b) below.

          (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the exercise price then in effect (to the nearest whole cent) as follows:

              i) in the event such adjustment is caused by stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the exercise price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

              ii) in the event such adjustment is caused by a combination of shares of Common Stock, the exercise price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

          (c) Upon each adjustment of the exercise price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the exercise price shall thereafter evidence the right to purchase, at the adjusted exercise price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the exercise price in effect prior to adjustment of the exercise price and (ii) dividing the product so obtained by the exercise price in effect after such adjustment of the exercise price.

     7.   Loss or Destruction.
          -------------------

          Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     8.   Survival.
          --------

          The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

     9.   Notices.
          -------

          Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

                              EBASEONE CORPORATION

                              By: /s/ Charles Skamser
                                  ------------------------------------
                                  Charles Skamser, President
                                  Dated: November, ____ 1999

                              HOLDER:
                              ------

                              By: /s/ Michael A. Sooley
                                  -----------------------------------
                                  Michael A. Sooley
                                  Dated: November 22, 1999

                                    WARRANT

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 ("ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

              WARRANT TO PURCHASE 250,000 SHARES OF COMMON STOCK

                             EBASEONE CORPORATION
                           (a Delaware corporation)
                           6060 Richmond, Suite 190
                             Houston, Texas 77057

                    Not Transferable or Exercisable Except
                       upon Conditions Herein Specified

     EBASEONE CORPORATION, a Delaware corporation ("Company"), hereby certifies that Michael A. Sooley, his registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof ("Holder"), for value received in consideration for services rendered to the Company, the receipt of which is acknowledged, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.001 par value ("Shares" or "Common Stock"), stated above at the purchase price per Share set forth in
Section 1(b) below ("Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

     1.   Exercise of Warrants.
          --------------------

          (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

          (b) This Warrant may be exercised at a price of $3.00 per share and become exercisable as the underlying Shares vest (in the manner as set forth in (d) below). The Warrant shall expire upon the close of business November 22, 2004.

          (c) The Warrant Price shall be payable at the time of exercise.   The
Warrant Price may be paid in cash (by check) or by: (i) surrender of shares of Common Stock of the Company already owned by the Executive, having a Market Price (as defined below) equal to the exercise price of the Warrant; (ii) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Holder and an NASD Dealer whereby the Holder irrevocably elects to exercise the Warrant and to pledge the Shares so purchased to the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iv) upon surrender of the Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of Shares computed using the following formula:

          X = Y (A-B)/A

where: X = the number of Shares to be issued to Holder (not to exceed the number of Shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 6 of this Warrant Agreement).

          Y = the number of Shares for which the Warrant is being exercised.

          A = the Market Price of one Share (for purposes of this Section 1(c)), the "Market Price" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).

          B = the Exercise Price.

or (v) by any combination of the foregoing.

     (d) The Shares underlying the Warrants are exercisable upon the earlier of the vesting contingencies as set forth below. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares at any time upon the earlier of the following to occur: (i) the date on which the last sales price of the Company's common stock as reported by the Nasdaq Stock Market, or if not reported on the Nasdaq Stock Market, a stock exchange, or the over-the-counter market, exceeds $10.00 per share for at least 30 consecutive trading days commencing on July 1, 2000, or (ii) if the Company obtains net revenues of $12,000,000 for the 12 months ending December 31, 2000, as determined by the Company's independent auditors, or (iii) if the Company obtains net revenues of $50,000,000 for the 12 months ending December 31, 2001, as determined by the Company's independent auditors. In the event the Company is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, ("1934 Act") then determination of whether the Company has met items (ii) or
(iii) shall be made upon the filing of the Company's 12 month financial statements with the Securities and Exchange Commission. If the Company is not reporting pursuant to the 1934 Act, the determination shall be made within 45 days of December 31.

     In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          1. A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity [including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934 ("1934 Act")]. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          2. A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          3. A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          4. Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          5. During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          6. A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.


     2.   Exchange and Transfer of Warrant.
          --------------------------------

          At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant (a) may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, but (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company.

     3.   Rights and Obligations of Warrant Holder.
          ----------------------------------------

          (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate
              -----------------
representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the

Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

          (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the
                 -----------------
stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

     4.   Shares Underlying Warrants.
          --------------------------

     The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp taxes, liens and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

     5.   Disposition of Warrants or Shares.
          ---------------------------------

          (a) The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 ("Act") or applicable state securities laws ("State Acts") and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of an opinion of counsel favorable to the Company or its counsel or submission to the Company of such evidence as may be satisfactory to the Company or its counsel, in each such case, to the effect that any such transfer shall not be in violation of the Act or the State Acts. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate. The Holder acknowledges that the Company has not granted any registration rights hereunder.

          (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

          "The securities represented by this certificate have not been registered under either the Securities Act of 1933 ("Act") or the securities laws of any state ("State Acts"). Such securities shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) at any time whatsoever except upon registration or upon delivery to the Company of an opinion of its counsel satisfactory to the Company or its counsel that registration is not required for such transfer or the submission of such other evidence as may be satisfactory to the Company or its counsel to the effect that any such transfer shall not be in violation of the Act, State Acts or any rule or regulation promulgated thereunder."

     6.   Adjustments.
          -----------

          The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

          (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the exercise price shall be adjusted in accordance with (b) below.

          (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the exercise price then in effect (to the nearest whole cent) as follows:

              i) in the event such adjustment is caused by stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the exercise price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

              ii) in the event such adjustment is caused by a combination of shares of Common Stock, the exercise price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the exercise price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.

          (c) Upon each adjustment of the exercise price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the exercise price shall thereafter evidence the right to purchase, at the adjusted exercise price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the exercise price in effect prior to adjustment of the exercise price and (ii) dividing the product so obtained by the exercise price in effect after such adjustment of the exercise price.

     7.   Loss or Destruction.
          -------------------

          Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     8.   Survival.
          --------

          The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

     9.   Notices.
          -------

          Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

                              EBASEONE CORPORATION

                              By: /s/ Charles Skamser
                                  ----------------------------------
                                  Charles Skamser, President
                                  Dated: November, ____ 1999

                              HOLDER:
                              ------

                              By: /s/ Michael A. Sooley
                                  ---------------------------------
                                  Michael A. Sooley
                                  Dated: November 22, 1999